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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: JANUARY 11, 2001



                               INSILCO HOLDING CO.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           Delaware                     0-24813                 06-1158291
           --------                     -------                 ----------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)       (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)



                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

ITEM 5.  OTHER EVENTS.

Insilco Holding Co.'s (the Company) press release issued January 11, 2001 is attached as an exhibit and is incorporated herein by reference. The Company, through its wholly-owned subsidiary, Insilco Technologies, Inc., announced the completion of its acquisition of InNet Technologies (InNet). InNet designs, develops and markets a broad range of magnetic interface products. The acquisition did not result in a significant business combination within the definition provided by the Securities and Exchange Commission and, therefore, pro forma financial information has not been presented.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           EXHIBIT NO.                   DESCRIPTION

              99 (a)          Press release of the Company issued January 11,
                              2001.



























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


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                INSILCO HOLDING CO.
                                      ----------------------------------------
                                      Registrant



Date:    January 16, 2001             By: /s/ MICHAEL R. ELIA
                                          ------------------------------------
                                          Michael R. Elia
                                          Senior Vice President, Chief Financial
                                          Officer, Treasurer and Secretary


















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


                                  EXHIBIT INDEX



     EXHIBIT NO.                         DESCRIPTION


     99 (a)                   Press release of the Company issued January 11,
                              2001.




























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